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                                                                   Exhibit 10.02

                            CAPITAL BANK CORPORATION
                              EQUITY INCENTIVE PLAN

February 21, 2002

     1. Background and Purpose. This Equity Incentive Plan (the "Plan") of Capital Bank Corporation (the "Corporation") results from the merger and restatement of two stock option plans of the Corporation, the Incentive Stock Option Plan and the Nonqualified Stock Option Plan (the "Prior Plans"). The purpose of the Plan is to advance the interests of the Corporation by making shares of the Corporation's common stock, no par value per share (the "Common Stock") available for purchase by certain officers, key employees, directors and local board members of the Corporation in order to give such persons an additional incentive to continue their relationship with the Corporation and promote the Corporation's success. This purpose will be carried out through the granting of incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options ("NSOs") and stock awards ("Stock Awards"). (ISOs and NSOs are collectively referred to herein as "Options.")

     2. Administration of Plan. The Board shall designate a committee (the "Committee") of at least two "Non-employee Directors," as defined in Rule 16b-3(b)(3) promulgated under Section 16 of the Securities and Exchange Act of 1934, to administer the Plan. The Committee shall report its actions to the Board. The Board may from time to time remove members from the Committee and appoint their successors. The Board shall fill all vacancies on the Committee however caused. Except as otherwise expressly provided in the Plan, the Committee shall have full discretionary authority to: (a) determine the individuals to whom Options and Stock Awards shall be granted; (b) determine the time or times at which Options and Stock Awards shall be granted; (c) determine the number of shares subject to each Option and Stock Award; (d) determine the purchase price of the shares subject to each Option and Stock Award; (e) determine the time or times when each Option and Stock Award shall vest and become exercisable and the duration of the exercise period; (f) interpret the Plan and prescribe, amend, and rescind rules and regulations relating to it; (g) determine the terms and provisions (and amendments of the terms and provisions) of the Option and Stock Award agreements to be entered into between the Corporation and each Participant (which agreements need not be identical), including such terms and provisions as shall be required in the Committee's judgment to conform to any change in any applicable law or regulation; and (h) make all other determinations the Committee shall deem necessary or advisable for the Plan's administration. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. No member of the Committee or the Board shall be liable to any person for any action or determination which he or she makes in good faith.

     3. Eligibility. Subject to the provisions of Section 2 above, any officer or employee designated by the Committee shall be eligible to receive ISOs. Any officer, employee, director or local board member designated by the Committee shall be eligible to receive NSOs and Stock Awards. In determining the eligibility of an individual to receive an Option or Stock Award and the number of shares to be granted to such individual, the Committee may take into account the position and responsibilities of the individual, the nature of the services rendered by the individual, the individual's present and potential contributions to the success of the Corporation and such other factors as the Committee in its discretion may deem relevant; provided, however, that in no event shall the fair market value of the Common Stock with respect to which ISOs shall become exercisable for the first time by an optionee in any one calendar year exceed $100,000 (the fair market value of the Common Stock shall be determined at the time the ISO is granted). To the extent that the fair market value of the Common Stock with respect to which ISOs become exercisable for the first time by an optionee in one calendar year exceeds $100,000, such ISOs shall be treated as NSOs.

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     4. Shares of Stock Subject to the Plan. Subject to the provisions of
Section 6 below, the Board shall reserve an aggregate of Six Hundred Fifty Thousand (650,000) shares of Common Stock for issuance upon the exercise of options and the grant of stock awards. The Board may from time to time reserve additional shares of Common Stock for issuance under Options and Stock Awards; provided, however, that any such increase shall be approved by the shareholders within 12 months thereafter. If any Option or Stock Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, or if any unvested shares granted hereunder are forfeited to or repurchased by the Company at the original purchase price, the shares of Common Stock subject to the expired or terminated option and the forfeited or repurchased shares shall again be available for grant under the Plan.

     5. Option Price. The purchase price of the shares of Common Stock covered by each option shall be determined by the Committee at the time the option is granted, but in no event shall the purchase price of ISOs be less than 100% (or 110%, in the case of a 10% shareholder as described in Code Section 422(b)(6) (a "10% Shareholder")) of the fair market value of the Common Stock on the date of grant. If the shares are traded in the over-the-counter market, such fair market value shall be deemed to be the mean between the asked and the bid prices on such day as reported by Nasdaq. If the stock is traded on an exchange, such fair market value shall be deemed to be the mean of the high and low prices at which it is quoted or traded on such day on the exchange on which it generally has the greatest trading volume.

     6. Adjustment Upon Changes in Capitalization. In the event of a change in the Corporation's Common Stock by reason of any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation or similar action, the Committee shall make an appropriate adjustment of the number and class of shares of Common Stock subject to and the purchase price for each then outstanding Option and Stock Award, consistent with and as provided in the corresponding Option or Stock Award agreement under the Plan. In the event of any such change in the outstanding Common Stock, the Committee shall adjust appropriately the aggregate number and class of shares of Common Stock reserved and available under the Plan appropriately, and the Committee's determination on adjustment shall be conclusive. Any fractional shares from the computations pursuant to this Section 6 shall be eliminated, and no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional shares or other securities.

     7. Duration and Exercise of Options. The period during which an Option may be exercised shall be determined by the Committee at the time the Option is granted and shall not extend more than ten (10) years from the date on which the Option is granted (or five (5) years, in the case of ISOs granted to a 10% Shareholder). The term of each Option, once it is granted, may be reduced only as outlined in Section 9 hereof. Except as provided in the Option agreement relating to such Option, an Option may be exercised in whole or part at any time during its term. The Committee may impose vesting or other restrictions on the exercisability or conditions of the Option. Except as provided in the Option agreement relating to such Option, the purchase price of the shares of Common Stock subject to the Option shall be paid in full in cash upon the exercise of the Option. If the Option agreement so provides, the purchase price may be paid in whole or in part with: (1) other shares of Common Stock (in the case of shares acquired on exercise of an option, such shares must have been owned by the optionee for more than six months on the date of surrender); (2) consideration received by the Corporation under a cashless exercise program implemented by the Corporation in connection with the Plan; or (3) such other consideration and method of payment as may be permitted by law. If the purchase price is paid in whole or in part with shares, the cash and any shares surrendered must have a fair market value (determined as of the day preceding the date of exercise) that is not less than the purchase price for the number of shares for which the Option is being exercised. An optionee shall not have any of the rights of a shareholder with respect to the Common Stock subject to the Option until such shares shall be

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issued to him or her upon the exercise of the Option and the payment of the purchase price. Except as provided in Section 9 hereof, no Option may be exercised after termination of the optionee's employment with the Corporation. In no event may an Option be exercised after the expiration of its term.

     8. Assignability of Option. Each Option granted under this Plan shall be transferable only by will or by the laws of descent and distribution and shall be exercisable, during an optionee's lifetime, only by the optionee and his or her duly appointed legal representatives.

     9. Termination of Employment. The times and conditions upon which an Option will terminate when an optionee terminates, or the Corporation terminates, his or her employment relationship with the Corporation shall be determined by the Committee at the time the Option is granted. In the case of ISOs, in no event shall the period for exercise following termination exceed three months unless:
(a) the optionee's employment shall have terminated as a result of death or disability (within the meaning of Section 22(e)(3) of the Code), in which case such period shall not exceed one year after the date of death or disability, or
(b) the optionee shall have died following termination while the Option was still exercisable, in which case, such period shall not exceed one year after the date of death; provided, further, that in no event shall a period for exercise following termination extend an Option's original term. Nothing in the Plan or any Option or Stock Award agreement granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Corporation or interfere in any way with the Corporation's right to terminate such individual's employment.

     10. Stock Awards. Stock Awards shall be awards of Common Stock and rights to purchase Common Stock under the Plan. The purchase price, if any, the vesting rate and all other terms and conditions of Stock Awards shall be determined in each case by the Committee in its discretion and set forth in a written agreement. The holders of shares of Common Stock acquired pursuant to Stock Awards shall have all of the rights of shareholders with respect to such shares, regardless of vesting.

     11. Acceleration of Vesting Upon a Change in Control. Upon the date of a Change in Control, all outstanding Options shall become fully vested and exercisable and all Stock Awards shall become fully vested. If a Change in Control occurs on account of a series of transactions, the date of the Change in Control shall be the date of the last of such transactions. For purposes of this Section, "Change in Control" means the occurrence of any of the following events:

          (a) Any "person" (as such term is used in Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) acquires "beneficial ownership" (as such term is used in Rule 13d-3 under the Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power represented by the Corporation's then outstanding voting securities (the "Voting Power"), but excluding for this purpose an acquisition by the Corporation or an "affiliate" (as defined in Rule 12b-2 under the Act) or by an employee benefit plan of the Corporation or an affiliate.

          (b) The individuals who constitute the Board on the effective date hereof (individually, an "Incumbent Director" and, collectively, the "Incumbent Board") cease to constitute at least a majority of the Board, provided that any director whose nomination was approved by a majority of the Incumbent Board will be considered a member of the Incumbent Board, but excluding for this purpose any such individual not otherwise an Incumbent Director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation.

          (c) The shareholders of the Corporation approve a reorganization, merger or consolidation, in each case, in which the owners of the Voting Power of the Corporation do not,

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following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the Voting Power of the corporation resulting from such reorganization, merger or consolidation.

          (d) The shareholders of the Corporation approve a complete liquidation or dissolution of the Corporation or a sale or other disposition of all or substantially all of the assets of the Corporation.

     12. Effectiveness of Plan. The exercise of each Option granted pursuant to the Plan and the delivery or purchase of shares pursuant to any Stock Award shall be subject to the requirement that if at any time the Corporation shall determine, in its discretion, that (a) the listing on any securities exchange or the registration or qualification under any state or federal law of any shares of Common Stock otherwise deliverable upon such exercise or delivery, or (b) the consent or approval of any regulatory body or the shareholders is necessary or desirable as a condition of, or in connection with, such exercise, delivery or purchase of shares of Common Stock, then, in any event, such exercise, delivery or purchase shall not be effective unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Corporation.

     13. Termination and Expiration of the Plan. The Plan may be abandoned or terminated at any time by the Board except with respect to Options or Stock Awards then outstanding under the Plan. Unless terminated earlier in accordance with this Section 13, the Plan shall terminate when all shares of Common Stock reserved for issuance under the Plan have been issued. No Option or Stock Award shall be granted pursuant to the Plan after February 21, 2012.

     14. Amendment of the Plan. The Board may at any time and from time to time modify and amend the Plan (including the form of any Option agreement or Stock Award agreement to be executed pursuant hereto) in such respects as the Board may deem advisable; provided, however, that no such amendment shall change the number of shares of Common Stock reserved under the Plan (except in accordance with Section 6 hereof) or the class of employees eligible to participate in the Plan unless the amendment shall have received the approval of the shareholders of the Corporation and such other approval as may be required by applicable law. No termination, modification or amendment of the Plan shall, without the consent of the optionee or grantee, affect such optionee's or grantee's rights under an Option or Stock Award previously granted to him or her.

     15. Effective Date of Plan. This Plan, as amended and restated, shall be effective as of February 21, 2002, subject to approval by the shareholders of the Corporation and such other approval as may be required by applicable law. This Plan shall not become effective unless such shareholder approval shall be obtained prior to February 21, 2003.

     16. Applicable Law. Except as otherwise provided herein, the Plan shall be construed and enforced according to the laws of the State of North Carolina.

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